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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 16, 2004
                (Date of Earliest Event Reported: July 15, 2004)




                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


            Delaware                             1-11680                       76-00396023
(State or other jurisdiction of          (Commission File Number)            (I.R.S. Employer
         incorporation)                                                     Identification No.)



                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (832) 676-4853

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ITEM 5.  OTHER EVENTS

On July 15, 2004, Cameron Highway Oil Pipeline Company, a venture jointly owned by us and Valero Energy Corporation, executed an agreement with Kerr-McGee Oil and Gas Corporation, a wholly owned affiliate of Kerr-McGee Corp., for the dedication and movement of crude oil production from the Constitution and Ticonderoga fields, along with other future potential production from several undeveloped blocks in the south Green Canyon area of the deepwater trend of the Gulf of Mexico. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c)  Exhibits.

             Exhibit Number            Description
             --------------            -----------

                  99.1                 Press Release dated July 15, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GULFTERRA ENERGY PARTNERS, L.P.




                                        By:        /s/ KATHY A. WELCH
                                            ------------------------------------
                                                       Kathy A. Welch
                                               Vice President and Controller
                                               (Principal Accounting Officer)


Date: July 16, 2004



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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

    99.1                   Press Release dated July 15, 2004.